Exhibit 99.2

Kadant Inc.
Unaudited Selected Financial Data
(In thousands, except percentages)

	Twelve Months					Twelve Months					Twelve Months
	Ended	Three Months Ended				Ended	Three Months Ended				Ended
	Dec. 28, 2019	Dec. 28, 2019	Sept. 28, 2019	June 29, 2019	March 30, 2019	Dec. 29, 2018	Dec. 29, 2018	Sept. 29, 2018	June 30, 2018	March 31, 2018	Dec. 30, 2017

Revenue by Segment
Flow Control	$250,339	$61,547	$62,375	$65,273	$61,144	$247,966	$61,997	$63,787	$62,074	$60,108	$213,767
Industrial Processing	301,948	79,049	74,229	76,396	72,274	314,229	85,519	85,217	72,352	71,141	232,133
Material Handling	152,357	42,063	36,900	35,496	37,898	71,591	16,419	16,741	20,487	17,944	69,133
	$704,644	$182,659	$173,504	$177,165	$171,316	$633,786	$163,935	$165,745	$154,913	$149,193	$515,033

Bookings by Segment
Flow Control	$241,220	$56,974	$58,817	$60,694	$64,735	$257,771	$63,805	$57,459	$68,406	$68,101	$223,510
Industrial Processing	290,881	61,874	74,928	75,008	79,071	341,034	66,836	92,191	89,275	92,732	226,535
Material Handling	156,184	40,935	37,185	38,258	39,806	71,622	16,446	15,350	18,739	21,087	71,136
	$688,285	$159,783	$170,930	$173,960	$183,612	$670,427	$147,087	$165,000	$176,420	$181,920	$521,181

Gross Margin
Flow Control	51.4%	50.5%	52.9%	51.0%	51.2%	50.8%	48.9%	50.2%	51.9%	52.2%	52.2%
Industrial Processing	38.3%	36.2%	38.7%	39.4%	38.9%	40.1%	40.2%	41.3%	39.6%	39.0%	40.2%
Material Handling	32.5%	35.6%	34.0%	30.9%	29.3%	36.8%	37.7%	35.3%	35.7%	38.6%	38.2%
	41.7%	40.9%	42.8%	42.0%	41.2%	43.9%	43.3%	44.1%	44.0%	44.3%	44.9%

Operating Income
Flow Control	$55,343	$12,123	$15,103	$15,133	$12,984	$52,928	$12,258	$14,542	$13,773	$12,355	$44,366
Industrial Processing	49,599	10,769	13,107	13,869	11,854	57,355	18,532	18,601	11,027	9,195	33,300
Material Handling	11,600	6,085	3,525	1,259	731	8,077	2,022	1,563	2,333	2,159	9,238
Corporate	(28,719)	(7,424)	(7,182)	(7,119)	(6,994)	(29,762)	(7,988)	(7,331)	(7,398)	(7,045)	(25,279)
	$87,823	$21,553	$24,553	$23,142	$18,575	$88,598	$24,824	$27,375	$19,735	$16,664	$61,625

Adjusted Operating Income (a, f)
Flow Control	$55,343	$12,123	$15,103	$15,133	$12,984	$52,928	$12,258	$14,542	$13,773	$12,355	$45,264
Industrial Processing	52,127	13,297	13,107	13,869	11,854	59,324	18,532	18,979	11,596	10,217	44,666
Material Handling	17,315	6,105	3,546	2,782	4,882	8,077	2,022	1,563	2,333	2,159	9,127
Corporate	(28,719)	(7,424)	(7,182)	(7,119)	(6,994)	(28,441)	(6,667)	(7,331)	(7,398)	(7,045)	(25,279)
	$96,066	$24,101	$24,574	$24,665	$22,726	$91,888	$26,145	$27,753	$20,304	$17,686	$73,778

Capital Expenditures
Flow Control	$2,639	$825	$636	$707	$471	$2,791	$920	$948	$546	$377	$2,300
Industrial Processing	5,113	1,890	1,053	807	1,363	12,288	2,270	1,303	4,226	4,489	13,833
Material Handling	2,144	999	397	415	333	1,312	479	268	288	277	1,004
Corporate	61	7	7	46	1	168	73	87	—	8	144
	$9,957	$3,721	$2,093	$1,975	$2,168	$16,559	$3,742	$2,606	$5,060	$5,151	$17,281

	Twelve Months					Twelve Months					Twelve Months
	Ended	Three Months Ended				Ended	Three Months Ended				Ended
Adjusted Operating Income and Adjusted EBITDA Reconciliation	Dec. 28, 2019	Dec. 28, 2019	Sept. 28, 2019	June 29, 2019	March 30, 2019	Dec. 29, 2018	Dec. 29, 2018	Sept. 29, 2018	June 30, 2018	March 31, 2018	Dec. 30, 2017
Consolidated
Net Income Attributable to Kadant	$52,068	$8,749	$16,115	$16,304	$10,900	$60,413	$18,422	$18,784	$12,349	$10,858	$31,092
Net Income Attributable to Noncontrolling Interest	496	136	98	97	165	633	146	195	142	150	491
Provision for Income Taxes	16,358	4,048	5,219	3,128	3,963	18,482	2,907	6,443	5,271	3,861	26,070
Interest Expense, Net	12,542	2,557	3,023	3,514	3,448	6,653	1,668	1,708	1,728	1,549	3,100
Other Expense, Net (b)	6,359	6,063	98	99	99	2,417	1,681	245	245	246	872
Operating Income	87,823	21,553	24,553	23,142	18,575	88,598	24,824	27,375	19,735	16,664	61,625
Impairment and Restructuring Costs (c)	2,528	2,528	—	—	—	1,717	—	378	569	770	203
Acquisition Costs	843	—	—	—	843	1,321	1,321	—	—	—	5,375
Acquired Backlog Amortization (d)	1,323	20	21	284	998	252	—	—	—	252	1,438
Acquired Profit in Inventory (e)	3,549	—	—	1,239	2,310	—	—	—	—	—	5,137
Adjusted Operating Income (f)	96,066	24,101	24,574	24,665	22,726	91,888	26,145	27,753	20,304	17,686	73,778
Depreciation and Amortization	31,067	8,066	7,742	8,026	7,233	23,316	5,829	5,796	5,844	5,847	17,937
Adjusted EBITDA (f)	$127,133	$32,167	$32,316	$32,691	$29,959	$115,204	$31,974	$33,549	$26,148	$23,533	$91,715

Adjusted EBITDA Margin (f,g)	18.0%	17.6%	18.6%	18.5%	17.5%	18.2%	19.5%	20.2%	16.9%	15.8%	17.8%

Flow Control
Operating Income	$55,343	$12,123	$15,103	$15,133	$12,984	$52,928	$12,258	$14,542	$13,773	$12,355	$44,366
Acquisition Costs	—	—	—	—	—	—	—	—	—	—	722
Acquired Profit in Inventory (e)	—	—	—	—	—	—	—	—	—	—	176
Adjusted Operating Income (f)	55,343	12,123	15,103	15,133	12,984	52,928	12,258	14,542	13,773	12,355	45,264
Depreciation and Amortization	6,603	1,780	1,629	1,608	1,586	5,971	1,492	1,488	1,486	1,505	4,954
Adjusted EBITDA (f)	$61,946	$13,903	$16,732	$16,741	$14,570	$58,899	$13,750	$16,030	$15,259	$13,860	$50,218

Adjusted EBITDA Margin (f,g)	24.7%	22.6%	26.8%	25.6%	23.8%	23.8%	22.2%	25.1%	24.6%	23.1%	23.5%

Industrial Processing
Operating Income	$49,599	$10,769	$13,107	$13,869	$11,854	$57,355	$18,532	$18,601	$11,027	$9,195	$33,300
Impairment and Restructuring Costs (c)	2,528	2,528	—	—	—	1,717	—	378	569	770	203
Acquisition Costs	—	—	—	—	—	—	—	—	—	—	4,764
Acquired Backlog Amortization (d)	—	—	—	—	—	252	—	—	—	252	1,438
Acquired Profit in Inventory (e)	—	—	—	—	—	—	—	—	—	—	4,961
Adjusted Operating Income (f)	52,127	13,297	13,107	13,869	11,854	59,324	18,532	18,979	11,596	10,217	44,666
Depreciation and Amortization	13,012	3,281	3,249	3,238	3,244	13,408	3,352	3,351	3,375	3,330	9,072
Adjusted EBITDA (f)	$65,139	$16,578	$16,356	$17,107	$15,098	$72,732	$21,884	$22,330	$14,971	$13,547	$53,738

Adjusted EBITDA Margin (f,g)	21.6%	21.0%	22.0%	22.4%	20.9%	23.1%	25.6%	26.2%	20.7%	19.0%	23.1%

Material Handling
Operating Income	$11,600	$6,085	$3,525	$1,259	$731	$8,077	$2,022	$1,563	$2,333	$2,159	$9,238
Acquisition Costs	843	—	—	—	843	—	—	—	—	—	(111)
Acquired Backlog Amortization (d)	1,323	20	21	284	998	—	—	—	—	—	—
Acquired Profit in Inventory (i)	3,549	—	—	1,239	2,310	—	—	—	—	—	—
Adjusted Operating Income (f)	17,315	6,105	3,546	2,782	4,882	8,077	2,022	1,563	2,333	2,159	9,127
Depreciation and Amortization	11,205	2,946	2,801	3,115	2,343	3,756	939	911	938	968	3,762
Adjusted EBITDA (f)	$28,520	$9,051	$6,347	$5,897	$7,225	$11,833	$2,961	$2,474	$3,271	$3,127	$12,889

Adjusted EBITDA Margin (f,g)	18.7%	21.5%	17.2%	16.6%	19.1%	16.5%	18.0%	14.8%	16.0%	17.4%	18.6%

		Twelve Months					Twelve Months					Twelve Months
		Ended	Three Months Ended				Ended	Three Months Ended				Ended
Adjusted Operating Income and Adjusted EBITDA Reconciliation (continued)		Dec. 28, 2019	Dec. 28, 2019	Sept. 28, 2019	June 29, 2019	March 30, 2019	Dec. 29, 2018	Dec. 29, 2018	Sept. 29, 2018	June 30, 2018	March 31, 2018	Dec. 30, 2017
Corporate
	Operating Loss	$(28,719)	$(7,424)	$(7,182)	$(7,119)	$(6,994)	$(29,762)	$(7,988)	$(7,331)	$(7,398)	$(7,045)	$(25,279)
	Acquisition Costs	—	—	—	—	—	1,321	1,321	—	—	—	—
	Adjusted Operating Loss (f)	(28,719)	(7,424)	(7,182)	(7,119)	(6,994)	(28,441)	(6,667)	(7,331)	(7,398)	(7,045)	(25,279)
	Depreciation and Amortization	247	59	63	65	60	181	46	46	45	44	149
	Adjusted EBITDA (f)	$(28,472)	$(7,365)	$(7,119)	$(7,054)	$(6,934)	$(28,260)	$(6,621)	$(7,285)	$(7,353)	$(7,001)	$(25,130)

(a)	See reconciliation to the most directly comparable GAAP financial measure under "Adjusted Operating Income and Adjusted EBITDA Reconciliation."

(b)
Includes a settlement loss of $5,887 ($6,352 after tax) in the fourth quarter of 2019 and a curtailment loss of $1,425 ($1,078 after tax) in the fourth quarter of 2018 associated with the termination of defined benefit plans at one of our U.S. operations.

(c)
Represents an intangible asset impairment charge of $2,336 ($1,765 after tax) and a restructuring charge of $192 ($140 after tax) in the fourth quarter of 2019 related to our Industrial Processing segment's timber-harvesting product line and restructuring charges of $1,717 ($1,308 after tax) in 2018 and $203 ($154 after tax) in 2017 related to our Industrial Processing segment's stock-preparation product line.

(d)	Represents intangible amortization expense associated with acquired backlog.

(e)	Represents expense within cost of revenues associated with amortization of acquired profit in inventory.

(f)	Represents a non-GAAP financial measure.

(g)	Calculated as adjusted EBITDA divided by revenue in each period.